SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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MGI FUNDS
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MGI FUNDS™

99 High Street
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MARCH 16, 2009

A special meeting (the “Meeting”) of shareholders of MGI Funds (the “Trust”) will be held at the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, on March 16, 2009, at 12:00 noon, Eastern time. During the Meeting, shareholders of the Trust will vote:

1.	To elect a Board of Trustees of the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Trust at the close of business on February 27, 2009. If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign, and return the enclosed proxy card.

By Order of the Board of Trustees, Scott M. Zoltowski Vice President, Chief Legal Officer, and Secretary of the Trust

March 6, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2009

COPIES OF THIS NOTICE AND THE ENCLOSED PROXY STATEMENT
ARE AVAILABLE AT WWW.MGIFUNDS.US

MGI FUNDS™

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

99 High Street
Boston, Massachusetts 02110

Special Meeting of Shareholders March 16, 2009 PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of each of the seven above-listed series (each a “Fund,” and together, the “Funds”) of MGI Funds (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of proxies to be used at a Special Meeting of Shareholders to be held at the Trust’s principal executive offices, at 99 High Street, Boston, Massachusetts 02110, on March 16, 2009, at 12:00 noon, Eastern time, or at any postponements or adjournments thereof (the “Meeting”). The Notice of the Meeting and this Proxy Statement will first be provided to Shareholders on or about March 6, 2009.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust offers shares in the seven Funds named above. The Meeting is being held to consider and vote on the election of a Board of Trustees for the Trust (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournment thereof.

TABLE OF CONTENTS
Voting Information	1
Required Vote for Adoption of the Proposal	1
Quorum	1
Adjournment	1
Method of Tabulation	1
Revocation of Proxy	1
Reports to Shareholders and Financial Statements	2
Proposal—Election of a Board of Trustees for the Trust	3
Overview of the Election of a Board of Trustees for the Trust	3
Nominees for Trustees of the Trust and Selection of Nominees	3
Independent Trustee Nominees	4
Interested Trustee Nominee	4
Meetings of the Board and Compensation of the Trustees	5
Board Committees	6
Officers of the Trust	6
Additional Information About Voting and the Meeting	7
Solicitation of Proxies	7
Beneficial Ownership of Shares	7
Shareholder Proposals and Communications	7
Additional Information About the Trust	7
Investment Advisor	7
Distributor	8
Administrator	8
Auditor	8
Audit Fees	8
Audit-Related Fees	8
Tax Fees	8
All Other Fees	8
Pre-Approval Policies and Procedures	9
Non-Audit Services and Fees	9
Other Business	9
Exhibit Index	10

Voting Information

Shareholders of record at the close of business on February 27, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

Required Vote for Adoption of the Proposal

The election of the Board of the Trust requires the affirmative vote of a plurality of votes cast by the Shareholders of the Trust, which means that the four individuals receiving the greatest number of votes cast by Shareholders entitled to vote at the Meeting, regardless of the votes cast by Shareholders of the individual Funds, will be deemed to be elected.

Quorum

The presence, in person or by proxy, of a majority of Shareholders of the Trust entitled to vote on the Proposal on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Adjournment

The Meeting may be adjourned, whether or not a quorum is present, for any reason, by the vote of those Shareholders of the Trust entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. The Meeting also may be adjourned, in certain circumstances, by the Chairperson of the Board or the officers of the Trust. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Method of Tabulation

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card without voting instructions, your shares will be voted “FOR” the Proposal by the individuals named as proxies, and will be voted in the best interest of the Trust according to the judgment of the individuals named as proxies with respect to any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Revocation of Proxy

Any person giving a proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust’s Secretary. To be effective, such revocation must be received by the Trust’s Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person at the Meeting.

1

Reports to Shareholders and Financial Statements

Copies of the Funds’ most recent annual report, including financial statements for each Fund, have been mailed previously to shareholders. A copy of the Funds’ most recent annual report to shareholders and the most recent semi-annual report succeeding the annual report to shareholders (when available) may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll-free at 1-866-658-9896.

2

Proposal—Election of a Board of Trustees for the Trust

Overview of the Election of a Board of Trustees for the Trust

The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each a “Nominee,” and together, the “Nominees”) as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of the Funds’ shareholders.

The Trust’s Board currently consists of three persons, two of whom are not “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Shareholders are being asked to elect a four-person Board, which will consist of the three current Trustees, plus one additional Independent Trustee. If elected by the Shareholders, three of the four members of the Board will be Independent Trustees.

Nominees for Trustees of the Trust and Selection of Nominees

The Board has nominated Harrison M. Bains, Jr., Adela M. Cepeda, Phillip J. de Cristo, and Gail A. Schneider to serve as Trustees on the Board of the Trust. Each Nominee, other than Ms. Schneider, is currently a member of the Board. Mr. Bains and Ms. Cepeda have served in their capacities as Independent Trustees of the Trust since 2005. Mr. Bains and Ms. Cepeda were last elected by shareholders of the Trust on August 12, 2005. Mr. de Cristo has served as a Trustee and officer of the Trust since July 13, 2006, and was appointed to the Board at that time, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), which consists entirely of Independent Trustees, to fill a vacancy on the Board. Mr. de Cristo was initially recommended to the Nominating Committee by an officer of the Trust, based on Mr. de Cristo’s qualifications and experience.

Ms. Schneider has not previously served on the Board and was nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as a Trustee at the Meeting. Ms. Schneider was initially recommended by the current Independent Trustees during a search process for potential Independent Trustee candidates that was undertaken by the Nominating Committee.

All Nominees have consented to serve if elected by the Shareholders. If elected, each Nominee will hold office indefinitely, until he or she dies, resigns, or is removed, or until the next meeting of shareholders to elect Trustees and the election and qualification of his or her successor. If each of the four Nominees is elected, the four Nominees will constitute the entire Board of the Trust. If any Nominee should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

Listed below are the name, age, and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by each Nominee, and other Board memberships held by each Nominee:

3

Independent Trustee Nominees

Number of
Portfolios in
		Term of	Principal	Fund
	Position	Office[1] and	Occupation(s)	Complex[2]
Name, Address, and	Held with	Length of Time	During Past 5	Overseen by	Other Directorships
Age	Trust	Served	Years	Nominee	Held by Nominee
Harrison M. Bains, Jr.	Trustee	Since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of BG Medicine, Inc.
99 High Street			He was Vice
Boston, Massachusetts			President and
02110			Treasurer of Bristol-
(65)			Myers Squibb Co.
from 1988 to 2004.
Adela M. Cepeda	Trustee	Since 2005	Ms. Cepeda is	7	Ms. Cepeda is a director
A.C. Advisory, Inc.			Founder and		of The UBS Funds, UBS
161 No. Clark Street			President of A.C.		Relationship Funds, Fort
Suite 4975			Advisory, Inc. (a		Dearborn Income
Chicago, Illinois			financial advisory		Securities, Inc., SMA
60601			firm) since 1995.		Relationship Trust, Consulting
(50)					Group Capital Markets Funds, and
the Amalgamated Bank of
Chicago.
Gail A. Schneider	Trustee	Not Applicable	Ms. Schneider is a	7	None
99 High Street			self-employed
Boston, Massachusetts			consultant since
02110			2007. From 2002 to
(60)			2007, Ms. Schneider
was retired.

Interested Trustee Nominee

Number of
Portfolios in
		Term of	Principal	Fund
	Position(s)	Office[1] and	Occupation(s)	Complex[2]
Name, Address and	Held With	Length of Time	During Past 5	Overseen by	Other Directorships
Age	Trust	Served	Years	Nominee	Held by Nominee

Phillip J. de Cristo [3]	Trustee,	Since 2006	Mr. de Cristo is	7	None
99 High Street	President, and		President,
Boston, Massachusetts	Chief Executive		Investments at
02110	Officer		Mercer since 2008.
(48)			Mr. de Cristo was
president of Mercer
Global Investments,
Inc. from 2006 to
2008. Prior to 2006,
Mr. de Cristo was a
managing director
for Fidelity Pension
Management, a
division of Fidelity
Investments and part
of the international
arm of Fidelity
Investments.

1	Each Trustee holds office for an indefinite term.

2	The “Fund Complex” consists of the Trust, which has seven series.

3	Mr. de Cristo is considered an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with Mercer Global Investments, Inc., the Funds’ investment advisor.

4

Nominee Ownership of Fund shares and Ownership of MGI and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by each Nominee as of February 27, 2009:

Nominee	Dollar range of Equity Securities in the	Aggregate Dollar Range of Equity
	Funds	Securities in the Fund Complex
Independent Trustee Nominees
Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None
Interested Trustee Nominee
Phillip J. de Cristo	None	None

None of the Nominees beneficially owns shares, or, in the Trust’s last fiscal year, ended March 31, 2008, has purchased or sold shares, of Mercer Global Investments, Inc., the Funds’ investment advisor (“MGI” or the “Advisor”), MGI Funds Distributors, Inc. (the “Distributor”), the principal underwriter of the Funds, or any person directly or indirectly controlling, controlled by, or under common control with MGI or the Distributor.

Meetings of the Board and Compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund’s business, and to ensure that each Fund is operated for the benefit of Shareholders. During the fiscal year ended March 31, 2008, there were five meetings of the Board, and each Trustee then in office attended at least 75% of the total number of meetings of the Board and of each committee on which he or she served. The Trust does not have a policy with respect to the Board’s attendance at meetings of shareholders.

The table below includes certain information concerning the compensation paid to the Trustees during the Trust’s fiscal year ended March 31, 2008:

		Pension or	Total Compensation
	Annual Aggregate	Retirement Benefits	From the Trust and
	Compensation from	Accrued as Part of	Fund Complex Paid
Name and Position Held	the Trust	Fund Expenses	to Trustees
Independent Trustees
Robert L. Ash*	$43,000	None	$43,000
Harrison M. Bains, Jr.	$35,500	None	$35,500
Adela M. Cepeda	$33,000	None	$33,000
Interested Trustee
Phillip J. de Cristo	None	None	None

* Effective January 9, 2009, Mr. Ash ceased serving as a Trustee of the Trust.

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services furnished to the Trust. The Trust pays each Independent Trustee an annual retainer of $20,000. In addition to the retainer, the Trust pays each Independent Trustee $2,500 per in-person meeting attended, and $2,500 or $500 per telephonic meeting attended (depending on the nature and scope of the telephonic meeting). On an annual basis, the Trust also pays the Chairperson of the Board $10,000, the Chairperson of the Board’s Audit Committee $5,000, and the members of the Audit Committee $2,500. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

5

Board Committees

Each of the Independent Trustees of the Trust sits on the Trust’s Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) select, oversee, and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, the Trust’s internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2008, the Audit Committee met three times.

Each of the Independent Trustees of the Trust sits on the Trust’s Nominating Committee. The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review the Independent Trustees’ compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating Committee may consider nominees recommended by shareholders of the Funds. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust at 99 High Street, Boston, Massachusetts 02210. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election, if nominated by the Board, and to serve as a Trustee, if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as may reasonably be requested by the Nominating Committee. During the fiscal year ended March 31, 2008, the Nominating Committee did not meet.

Officers of the Trust

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the Advisor or an affiliated entity. None of the individuals who serve as officers of the Trust receives compensation from the Trust for services provided to the Trust. Exhibit C to this Proxy Statement provides information about the Trust’s officers, including certain biographical information, the positions the officers hold with the Trust, and the officers’ principal occupations over the past five years.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE
NOMINEES FOR TRUSTEE OF THE TRUST.

6

Additional Information About Voting and the Meeting

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail and telephone. All costs of solicitation, including costs associated with the preparation, printing, and mailing of this Proxy Statement and accompanying material, will be borne by the Funds. These expenses will be allocated among the Funds based on a combination of the Funds’ relative net assets and/or number of Shareholder accounts or, in the case of legal fees, may be allocated equally among the Funds.

Beneficial Ownership of Shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit D to this Proxy Statement. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each class of each Fund as of February 27, 2009.

Shareholder Proposals and Communications

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust’s offices at 99 High Street, Boston, Massachusetts 02110, Attention: Secretary, so that the written proposal is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that properly may be brought before the meeting under applicable law and the Trust’s governing documents.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust, c/o the Secretary of the Trust, at 99 High Street, Boston, Massachusetts 02110. The correspondence will be provided to the Board for review and consideration.

Additional Information About the Trust

Investment Advisor

MGI, a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036. The Advisor is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor is an affiliate of Mercer Investment Consulting, Inc., an investment consultant with more than thirty years’ experience reviewing, rating, and recommending investment managers for institutional clients.

The Advisor provides investment advisory services to the Funds pursuant to the Investment Management Agreement, dated July 1, 2005, between the Trust and the Advisor. The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of each Fund. In so doing, the Advisor may hire one or more subadvisors to carry out the investment program of each Fund (subject to the approval of the Board). The Advisor continuously reviews, supervises, and (where appropriate) administers the investment program of each Fund. The Advisor furnishes periodic reports to the Board regarding the investment program and performance of each Fund.

7

Distributor

The Distributor, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, is a Delaware corporation that is a subsidiary of PNC Global Investment Servicing, Inc. The Distributor acts as the principal underwriter of each class of shares of the Funds pursuant to an Underwriting Agreement with the Trust.

Administrator

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Funds. The Administrator performs various services for the Funds, including fund accounting, daily and ongoing maintenance of certain Fund records, calculation of each Fund’s net asset value, and preparation of shareholder reports.

Auditor

Deloitte & Touche LLP (“Deloitte & Touche”) audits the Funds’ financial statements, prepares the Trust’s federal and state annual income tax returns, and provides certain non-audit services. For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, the Audit Committee did not approve any services provided by Deloitte & Touche pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X. The Board has selected Deloitte & Touche as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2009.

Representatives of Deloitte & Touche are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation.

Audit Fees

For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, the aggregate fees billed by Deloitte & Touche for professional services rendered to the Trust for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements were $261,400 and $194,780, respectively.

Audit-Related Fees

For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by Deloitte & Touche for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported as “audit fees” above. There were no “audit-related fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

Tax Fees

For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, the aggregate tax fees billed by Deloitte & Touche for professional services rendered for tax compliance, tax advice, and tax planning were $21,350 and $23,800, respectively. There were no “tax fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

All Other Fees

For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by Deloitte & Touche for products and services rendered to the Trust, other than those reported above. There were no “all other fees” required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust’s fiscal years indicated above.

8

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services to be performed by Deloitte & Touche before Deloitte & Touche is engaged by the Trust to perform such services.

Non-Audit Services and Fees

For the Trust’s fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by Deloitte & Touche for non-audit services rendered to the Trust, the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.

Other Business

Management of the Trust knows of no business to be presented at the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board of Trustees, Scott M. Zoltowski Vice President, Chief Legal Officer, and Secretary of the Trust

March 6, 2009

9

Exhibit Index
Exhibit A	Shares Outstanding as of the Record Date	A-1
Exhibit B	Nominating and Corporate Governance
	Committee Charter and Procedures	B-1
Exhibit C	Officers of the Trust	C-1
Exhibit D	Beneficial Ownership of Greater than 5% of
	the Funds’ Shares as of the Record Date	D-1

10

Exhibit A

Shares Outstanding as of February 27, 2009 (the Record Date)

Fund/Class Name	Shares Outstanding as of the Record Date

MGI US Large Cap Growth Equity Fund	Class Y-3 shares:	46,776,526.161
MGI US Large Cap Value Equity Fund	Class Y-3 shares:	55,718,179.164
MGI US Small/Mid Cap Growth Equity Fund	Class Y-3 shares:	21,679,241.420
MGI US Small/Mid Cap Value Equity Fund	Class Y-3 shares:	23,551,650.614
MGI Non-US Core Equity Fund	Class Y-3 shares:	43,641,365.336
MGI Core Opportunistic Fixed Income Fund	Class Y-3 shares:	2,205,284.311
MGI US Short Maturity Fixed Income Fund	Class Y-3 shares:	76,778,781.677

A-1

Exhibit B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
CHARTER AND PROCEDURES
of
MGI FUNDS (the “Trust”)

Organization

The Nominating and Corporate Governance Committee (the “Committee”) of the Trust shall be composed solely of Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board of Trustees of the Trust (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall: (i) select and nominate persons for election or appointment by the Board as Trustees of the Fund as Independent Trustees; (ii) evaluate candidates’ qualifications and make recommendations for “interested” members of the Board; and (iii) evaluate the performance of the Board, taking into account such factors as the Committee may deem appropriate, including: Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.

I.	NOMINATING FUNCTIONS

A. Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders, as provided below), the Committee shall consider, among other factors that it may deem appropriate and relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
  whether or not the person has any relationships that might impair his or her independence in serving on the Board, such as any business, financial, or family relationships with Trust management, the Trust’s investment advisor and subadvisors, Trust service providers, or their affiliates;
  whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
  the person’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
  whether or not the person serves on the boards of trustees, or is otherwise affiliated with, competing financial service organizations or those organizations’ fund complexes;

B-1

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
  the contribution that the person can make to the Board and the Trust, in conjunction with the other Trustees, with consideration being given to the person’s business and professional experience, the interplay of the person’s experience with the experience of other Trustees, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the best interests of the Trust and its shareholders.

In addition to considering the factors listed above in evaluating candidates for membership on the Board, the Committee, from time to time, also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Global Investments, Inc., 1166 Avenue of the Americas, New York, New York 10036, and that comply with the Trust’s Procedures for Shareholder Recommendations of Nominees for Trustees. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election, if nominated by the Board, and to serve, if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

B. Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

II. CORPORATE GOVERNANCE FUNCTIONS

In evaluating the performance of the Board, the Committee undertakes to perform the corporate governance functions listed below, as well as any other relevant functions that the members of the Committee may deem necessary or appropriate:

1.	The Committee shall review proposed changes, and where appropriate, recommend changes, with respect to the Trust’s governing instruments, including, but not limited to, its Agreement and Declaration of Trust and bylaws, as such documents relate to corporate governance matters.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals to the Board with backgrounds or skill sets that differ from those of the Trustees then serving on the Board.

3.	The Committee shall review recommendations from Trust shareholders for nominations for Trustees if properly submitted.

B-2

4. The Committee shall periodically review the Independent Trustees’ compensation and shall recommend any appropriate changes thereto to the Independent Trustees and to the full Board.

5. The Committee shall periodically review the Trust’s Fund Governance Procedures and shall recommend any appropriate changes thereto to the full Board.

6. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

7. The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any action to the full Board.

8. The Committee shall initiate the consideration of, and otherwise be available to consider, issues relating to the respective roles and responsibilities entrusted to the Trust’s investment advisor, the subadvisors, the Board, and the Independent Trustees.

9. The Committee shall review persons who are under consideration to act as legal counsel to the Independent Trustees, and the qualifications of such persons to serve or to continue to serve as “independent legal counsel” under applicable 1940 Act rules adopted by the Securities and Exchange Commission, and shall make recommendations to the Independent Trustees with regard thereto. The Committee shall monitor the performance of legal counsel employed by the Trust and by the Independent Trustees.

III.	Other Powers and Responsibilities

	1.	The Committee shall meet as often as it deems appropriate. The Committee shall report its activities to the Board.

	2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

	3.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Trust’s by-laws. In the event of any inconsistency between this charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall be given precedence.

IV.	Review of Charter and Procedures

The Committee shall review this charter and the procedures, from time to time, as the Committee considers appropriate, and recommend changes to the full Board.

B-3

Exhibit C

Officers of the Trust

The executive officers of the Trust not named above are:

Term of office+
	Position(s) held	and length of
Name, address and age	with the Trust	time served	Principal occupation(s) during past 5 years
Denis Larose	Vice President and	Since 2007	Mr. Larose is Chief Investment Officer, Mercer
(47)	Chief Investment		Global Investments, Inc. since 2007. He is Chief
	Officer		Investment Officer, Mercer Global Investments
Canada Limited since 2006. Mr. Larose was Chief
Investment Officer of Colleges of Applied Arts &
Technology Pension Plan from 2004 to 2006.
Kenneth Crotty	Vice President	Since 2008	Mr. Crotty is the President and Head of the U.S.
(47)			investment management business of Mercer Global
Investments, Inc. since 2008 and the Global Chief
Operating Officer of Mercer Global Investments, Inc.
since 2006. Additionally, Mr. Crotty currently holds
the title of Global Chief Operating Officer for Mercer
Global Investments, Inc.’s combined investment
consulting and management businesses since 2008.
Previously, he held a variety of management
positions, which included consultant for UPromise
Investments from 2005 to 2006, and Chief Operating
Officer - Institutional Business of Putnam
Investments from 2001 to 2005.
Richard S. Joseph	Vice President,	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer
(44)	Treasurer, and		Global Investments, Inc. since 2005. Mr. Joseph was
	Principal Accounting		Chief Operating Officer of Pioneer Investments from
	Officer		March 2004 to June 2004, and Chief Operating
Officer of AdvisorCentral LLC from 2001 to 2004.
Scott M. Zoltowski	Vice President, Chief	Since 2008	Mr. Zoltowski is Chief Counsel - Investments, for
(40)	Legal Officer, and		Mercer Global Investments, Inc. and Mercer
	Secretary		Investment Consulting, Inc. Mr. Zoltowski was
Senior Counsel and Vice President for State Street
Global Advisors from 2006 to 2008 and State Street
Bank and Trust Company from 2004 to 2006.
David M. Goldenberg	Vice President and	Since 2005	Mr. Goldenberg is General Counsel of Mercer (US)
(42)	Assistant Secretary		Inc. since 2005. He was Chief Counsel of Mercer
Global Investments, Inc. from August 2004 to
December 2005; and a Director of Mercer Trust
Company from December 2004 to September 2005.
From 2005 to 2006, Mr. Goldenberg was Chief
Compliance Officer of Mercer Global Investments,
Inc. From 2002 to 2004, Mr. Goldenberg was Deputy
General Counsel of UBS Global Asset Management
(US) Inc.
Christopher A. Ray	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of
(45)			Mercer Global Investments, Inc. since 2005. From
1986 to 2005, Mr. Ray held several positions with
Putnam Investments, including senior vice president,
consultant relations manager, and fixed income
portfolio manager.

+ Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

C-1

Ian Dillon	Vice President	Since 2008	Mr. Dillon is a Portfolio Manager and Principal of
(42)			Mercer Global Investments Canada Limited since
2006. From 2004 to 2006, Mr. Dillon was Chief
Investment Strategist of Altamira Financial Services,
Ltd.
Martin J. Wolin	Vice President and	Since 2006	Mr. Wolin is the Chief Compliance Officer for
(41)	Chief Compliance		Mercer Global Investments, Inc. in North America
	Officer		and Mercer Investment Consulting since 2006. Prior
to 2006, Mr. Wolin was Chief Compliance Officer of
Pioneer Investments’ U.S. investment management
and mutual funds business.

C-2

Exhibit D

Beneficial Ownership of Greater than 5% of a Class of Fund shares as of February 27, 2009 (the Record Date)

The address for each of the principal holders identified below is: 99 High Street, Boston, Massachusetts 02110, Attention: Jeremy France.

			Percentage
			of the
			Outstanding
		Number of	Shares of
Fund/Class of Shares	Principal Holders of Securities	Shares Held	the Class

MGI US Large Cap Growth Equity Fund	MGI Collective Trust:	45,201,915.573	96.63%
Class Y-3	MGI US Large Cap Growth Equity Portfolio

MGI US Large Cap Value Equity Fund	MGI Collective Trust:	53,840,033.789	96.63%
Class Y-3	MGI US Large Cap Value Equity Portfolio

MGI US Small/Mid Cap Growth Equity Fund	MGI Collective Trust:	20,784,609.654	95.87%
Class Y-3	MGI US Small/Mid Cap Growth Equity Portfolio

MGI US Small/Mid Cap Value Equity Fund	MGI Collective Trust:	22,577,543.201	95.86%
Class Y-3	MGI US Small/Mid Cap Value Equity Portfolio

MGI Core Opportunistic Fixed Income Fund	MGI Collective Trust:	38,636,236.385	88.53%
Class Y-3	MGI Core Opportunistic Fixed Income Portfolio

MGI Core Opportunistic Fixed Income Fund	Adena Health System Board Designated Assets	2,488,894.787	5.70%
Class Y-3

MGI US Short Maturity Fixed Income Fund	Southern Ohio Medical Center	2,193,315.185	99.46%
Class Y-3	Funded Depreciation

MGI Non-US Core Equity Fund	MGI Collective Trust:	75,196,663.920	97.94%
Class Y-3	MGI Non-US Core Equity Portfolio

D-1

PROXY PROXY

MGI FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MGI FUNDS

The undersigned hereby appoints Scott M. Zoltowski, Martin J. Wolin, and Mark J. Gilbert, and each of them, as proxies of the undersigned with full power of substitution, to represent and to act with respect to all of the shares the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of MGI Funds (the “Trust”) to be held at the Trust’s principal executive offices, at 99 High Street Boston, Massachusetts 02110 on March 16, 2009 at 12:00 noon, Eastern time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal.The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

[NAME OF SHAREHOLDER]	Note: Signatures should be exactly as name
appears on this proxy. If signed by attorney, executor,
[NAME OF FUND(S) HELD]	administrator, or trustee, please give full title.

________________________ Signatures
________________________ Date

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees for the Trust.	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
1. Harrison M. Bains, Jr. 2. Adela M. Cepeda 3. Phillip J. de Cristo
4. Gail A. Schneider

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided below.

_____________________________________________________________________________________

PLEASE VOTE, DATE, SIGN, AND RETURN THIS PROXY CARD